                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 13, 1998
                                                -------------------------------

                INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
-------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


0-16753                                       58-1722085
--------------------------------              ---------------------------------
Commission File No.                           I.R.S. Employer Identification

130 Cedar Street, New York, NY                10006
--------------------------------              ---------------------------------
Address of principal                          Zip Code
executive offices

(212) 306-6100
--------------------------------
Registrant's telephone number,
including area code

ITEM 2.  Acquisition or Disposition of Assets

         The Registrant ( "Company"), on November 13, 1998 completed, subject to certain post-closing requirements, the acquisition of all of the issued and outstanding common stock of the Company known as, RDS Research Distribution Services, Inc. ("RDS"), from its sole stockholder, Matti Kon. Mr. Kon is the Chairman and Chief Executive Office of the Company. RDS is a New York-based provider of intelligent fulfillment and distribution services to the research report production industry. The Company purchased all of the outstanding common stock of RDS for the aggregate sum of $1,060,000. The sum of $60,000 was agreed to be paid, partly on closing, and the balance within fourteen (14) days of closing. The Company issued a Promissory Note to Mr. Kon, for the balance of the purchase price. The Note was for the sum of $1,000,000, payable in forty (40) equal monthly installments of $25,000 each month, inclusive of interest. As a part of the purchase of stock agreement, the parties agreed that the payment on the first six monthly Promissory Notes are to be paid to Mr. Kon from an escrow account maintained by MTB Bank ("Bank"), the Company's lending institution, subject to the Bank's agreement to release the payments to Mr. Kon.

         RDS, as of September 30, 1998, had a net worth of $429,901 and for the nine (9) months ended September 30, 1998 earned $132,553 before taxes.

         Mr. Kon, the sole stockholder of RDS, and the Seller are deemed affiliates of the Company, as he serves as Chairman and Chief Executive Officer of the Company.

ITEM 7.  Financial Statements and Exhibits.

         The Company will file a supplemental Form 8-K Report containing certified Financial Statements of RDS as of the purchase date, and all required proforma information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            New York, New York
                  November 13, 1998


                                        INFORMATION MANAGEMENT
                                        TECHNOLOGIES CORPORATION
                                        IMTECH
                                        ---------------------------------------
                                              (Registrant)


                                        /s/ Joseph Gitto
                                        ---------------------------------------
                                        JOSEPH GITTO
                                        President and Chief Financial Officer